10.20


            Technology Reseller Agreement between eLutions, Inc. and Company dated January 31, 2005

                          TECHNOLOGY RESELLER AGREEMENT



      This Technology Reseller Agreement ("Agreement") is made as of this 31 day of January 2005 between eLutions, Inc., a Delaware corporation and OnScreen Technologies, Inc. a Colorado corporation (the "Company").

      eLutions and the Company hereby agree as follows:

1. Purpose. The purpose of this Agreement is to set forth the terms and conditions under which eLutions is willing to develop and supply and the Company is willing to market, promote, and resell certain eLutions' wireless Products to end-users ("Customers") with whom the Company has an existing relationship, with whom the Company develops a relationship, or to whom the Company has been directed by eLutions. Products are described in Exhibit A, with pricing, and shall be updated from time to time by eLutions acting in its sole discretion; provided, however, that the cost to the Company for the initial non-cancellable, non-refundable hardware order will not exceed the amounts indicated on Exhibit A without the written consent of the Company.

2. Definitions. As used herein, the following terms shall have the designated meanings: "Commission" for any software Product means the Commission set forth on Exhibit A.

      "Market" means signage applications in the public safety and commercial markets and applications in the automatic vehicle location ("AVL") market.

      "Person" means an individual, partnership, joint venture, corporation, trust, estate, incorporated organization or other legal entity or any governmental department, agency or other body or subdivision thereof.

      "Product(s)" means the products and services offered for sale by eLutions as set forth in Exhibit A.

      "Retail Price" means the prices to end users of the Products as set forth on Exhibit A, and shall be updated from time to time by eLutions acting in its sole discretion; provided, however, that the Retail Price for the initial non-cancellable, non-refundable order will not exceed the amounts indicated on Exhibit A without the written consent of both parties.

      "Warranties" for Products means the warranties contained in Exhibits B and C for hardware Products and software Products, respectively.

3. Appointment. eLutions appoints the Company as its non-exclusive distributor worldwide (the "Territory") for the Market for the purpose of marketing and selling Products to Customers in accordance with terms and conditions set forth in this Agreement.

      3.1 Independent contractor. Nothing in this Agreement shall constitute or be deemed to constitute a franchise, license, joint venture, partnership, agency or relationship of employment between the parties. The Company acknowledges that it is acting solely as an independent contractor and has no authority or power to bind eLutions.


      3.2 No subagents. The Company shall not appoint any subagent, sub-distributor, or similar Person to promote the sale of Products in the territory or otherwise to perform any of the Company's obligations without prior written approval of eLutions which approval shall not be unreasonably withhold. eLutions shall respond to such notice of intended appointment within two business days from receipt of said notice. Failure of eLutions to respond within the said 2 business days shall be


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            approval  of  the  intended  appointment.  The  current  distributor agreements listed on the "Pending Distributor Agreements" attached hereto as Exhibit D are approved by eLutions.

4. Responsibilities of the Company. The Company will use commercially reasonable efforts and devote such time as may be reasonably necessary, to conduct an aggressive selling program and to promote the sale of the Products in the Territory and the Market.


      4.1 Initial Hardware Order and Deposit. The Company hereby places a non-cancellable, nonrefundable order for an aggregate of 2,000 iR1600 modems and/or the satellite versions of the iRX modem (in each case, with or without GPS and including bundled accessories as specified on Exhibit A) for delivery over a period of 30 months following the date of this Agreement, at the prices set forth in Exhibit A and with the first deliveries to occur on or before March 1, 2005 and the first deliveries of the satellite version of the iRX modem by June 1, 2005. Within ten (10) days of the date of this Agreement, Company will provide eLutions a non-refundable deposit of $87,500. An additional $87,500 deposit shall be paid at such time as eLutions demonstrates functionality of the wireless system described hereafter in sections 5.6 and 5.8. Said $175,000 deposit shall be applied pro rata toward payment of the first 1,000 modems. Any deposit balance remaining at December 2005 shall be applied toward any balance of payment due to eLutions from Company. In addition, the Company shall (i) maintain a reasonable inventory of Products in order to satisfy its anticipated sales thereof, (ii) use its best efforts to provide adequate and timely delivery of Products to its customers, and (iii) during the term of this Agreement, fulfil all of its Market customers' wireless modem requirements with Products offered by eLutions. Within 5 days from payment of the said deposit, eLutions shall deliver to Company two bundled iR1600 modems for integration testing. After completion of testing, Company shall return to eLutions said two modems in like new condition.

      4.2 Non-Compete. During the term of this Agreement, the Company will not design, manufacture, support, sell, or otherwise arrange for the manufacture and sale of fixed modem products or any hardware or software products competing with the Products, nor will the Company facilitate or enable others in so doing. During the term of this Agreement, eLutions will not (1) design, manufacture, support, sell, or otherwise arrange for the manufacture and sale of LED signs, including, but not limited to RediAlertTM and RediAdTM signs competing with the sign products of Company, nor facilitate or enable others in so doing, nor (2) directly or indirectly, use the RediAlertTM RediAdTM wireless sign technology referred to in Section
            5.6 below in competition with the Company nor contract with others to do so.

      4.3 Limited Exception to Non-Compete. Each party agrees to not use supplies, material services or products of a competitor of the other party when such supplies, material or products are available from the other party. The only exception to this covenant is: in the event that an end-use customer of Company requires use of a specific product that competes with eLutions or in such locations where eLutions is not readily available.

      4.4 Marketing and Promotion. The Company will use reasonable commercial efforts at all times diligently and faithfully to market, promote, sell and distribute the Products to all potential customers through its channels.

      4.5 Recruiting and Training. The Company will recruit, train, develop and maintain sales, customer service, and delivery employees or subcontractors of the quality and such numbers as are reasonably required to maintain customer satisfaction levels.

      4.6 Records. The Company will keep and maintain complete and accurate records of all sales and deliveries of Products including quantities of Products purchased, and dollar amounts invoiced, all solicitations for sales of Products; and all comments and complaints received from any Person concerning Products. eLutions shall have the right to inspection on reasonable advance notice of the Company's records to verify compliance with this Agreement, but such inspection may be

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eLutions, Inc.


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            made only  during  regular  business  hours and is to be confined to those records relating to activities under this Agreement.

      4.7 Special Notice. The Company will report promptly to eLutions any information received by it concerning (i) possible infringement off the patents, trademarks, copyrights, or other intellectual property rights of eLutions, or unfair competition with the Products by any Person, (ii) opportunities for the development or marketing of new or additional Products, (iii) competitive pricing information and
            (iv) any other legal or commercial event or development relating to the marketing of the Products and the performance of this Agreement.

      4.8 Conduct of business. The Company will establish, conduct and maintain its business at all times and in every respect in full compliance with all applicable laws, directives, regulations and ordinances.

5. Responsibilities of eLutions.

      5.1 Delivery and information. eLutions shall at all times exert its diligent, good faith efforts to deliver any ordered Products to the Company on the terms and conditions set forth herein.

      5.2 Changes to Products and Pricing. After 90 days written notice to Company, eLutions may, at any time in its sole discretion.

            5.2.1 Establish  and alter the  prices and terms of payment at which it sells any of the Products to the Company, subject to the provisions of Section 4.1.

            5.2.2 Add  Products to and remove them from  Exhibit A, or alter the pricing thereof, subject to the provisions of Section 4.1.

            5.2.3 If  Company   objects  to  such  price  and  term  of  payment
                  alteration or alteration of the pricing thereof and eLutions, within 30 days after receipt of written notice of such objection, fails to cure the Company's objection, the Company may terminate this contract.

            5.2.4 If Company elects to not terminate this contract, then for the discontinued Products, eLutions shall be obligated to have available service and sufficient replacement parts for no less than one year after said discontinuance.

      5.3 Advertising and promotional materials. eLutions shall provide electronically upon the Company's request at no charge the necessary advertising and promotional materials related to the Products, including but not limited to specification sheets, brochures advertising reprints and related materials. eLutions may also prescribe the manner in which trademarks and logos are to be used. eLutions shall also provide information relative to the Company's participation in such advertising programs, allowances and other arrangements as eLutions makes available to its distributors during the term of hereof.

      5.4 Marketing and promotion plans. eLutions shall develop and share the appropriate marketing and promotion plans in order to support the launching of new Products as well as to support the commercialisation of existing Products.

      5.5 Training& eLutions shall provide to the Company without charge appropriate training (not to exceed 2 days for a group not to exceed six persons) and materials for each Product in order to maximize the Company's ability to service the Territory. This training shall occur either at a location designated by eLutions or, at the option of the Company, at one or more of the Company's offices. If the Company elects to have the training sessions at their corporate headquarters, the Company shall reimburse eLutions for travel and lodging. If the Company


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

            desires additional or supplemental training, eLutions agrees to provide such training at $75 per hour at a location and time to be mutually agreed, plus reimbursement of travel and lodging as necessary.

      5.6 RediAlertTM RediAdTM Software Development, Demonstration, and Branding. eLutions will develop the Company's "RediAlertTM RediAdTM" wireless communication software to provide for a graphical interface to allow the Company's customer's RediAlertTM RediAdTM signs to be programmed and viewed over eLutions' ASP server and to allow sign messages to be changed over the ASP service. Customers of the Company who subscribe to RediAlertTM will be directed to a RediAlertTM web page and will not be able to view the RediAdTM web page unless they are provided with the secure password, and Customers of the Company who subscribe to RediAdTM will be directed to a RediAdTM web page and will not be able to view the RediAlertTM web page unless they are provided with the secure password. On or about March 1, 2005, eLutions will demonstrate such RediAlertTM RediAdTM wireless sign features to the Company on eLutions' ASP service, provided that the Company provides the necessary technical information for eLutions to complete the software development. eLutions will allow RediAlertTM RediAdTM wireless sign customers to use the software through eLutions' ASP server or to host the service themselves, subject in the latter case to the customer executing an ASP hosting license. eLutions will co-brand the RediAlertTM RediAdTM wireless ssign software with the Company's logo and service mark at no additional charge. RediAlertTM RediAdTM wireless sign technology that is totally developed by eLutions shall be the sole property of eLutions.

      5.7 Future Product Discount. For all future eLutions Products that may be used with the Company's wireless sign technology, eLutions will provide to Company a 27% discount from its published MSRP/list price, provided that such reduction does not trigger a "best customer" clause in another contract which would require eLutions to offer a similar discount to another customer. In the event of such "trigger" effect, the discount shall be equal to the "best customer" clause in the "best customer" contract. When "best customer" pricing exceeds the discount percent noted above, eLutions shall provide to Company pricing no less than "best customer" pricing for commercial sales extended to any customer under similar commercial and volume sales situations.

            5.7.1 Should an alternative  solution become  available from another vendor that is the functional equivalent of eLutions' modem solution and is available to Company for more than 30% below the eLutions contracted price to Company, eLutions shall enter into good faith negotiations with Company to reduce the price to Company so as to ensure competitive viability.

      5.8 Minimum Functionality. The Products collectively will provide, at a minimum, the following functionality (in each case, subject to the availability of a cellular or satellite network and an internet connection):

            5.8.1 From a web based ASP  hosted by  eLutions,  permit  the remote
                  control,   real  time  or  buffered,   of  the   Company's  TM
                  RediAlertTM and RediAdTM signs.

            5.8.2 Provide  a  hardwired  interface  with the  Company's  current controller, which the Company will modify to facilitate the interface.

            5.8.3 Transmit sufficient secure wireless electronic signal to drive the Company's LED RediAlertTM and RediAdTM displays, including full motion and sound, which signal shall be fully controlled wirelessly and remotely through input from a desktop or laptop computer with internet access (and, after May 1, 2005, also from a pocket PC or PDA).

            5.8.4 Have return secure signal capability so as to allow the remote user to electronically be informed of the location of the display (provided that the Company uses the GPS version of the wireless modem), view the data and video displayed on the LED

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                  display,  show  the  time  of  each  run of the  display,  and sound/display an alarm when the scheduled display is off schedule.

6. Trademarks.

      6.1 No transfer of interest. This Agreement is not intended to and shall not be construed to give the Company any right, title, franchise or other interest in any of the trademarks, except as provided for in
            Section 6.2 of this Agreement, or as specifically authorized by eLutions in writing.

      6.2 Trademark use. During the term of this Agreement the Company is authorized to use the appropriate trademarks of eLutions in connection with the Company's sale, advertisement and promotion of Products. Upon termination of this Agreement and sale or disposition of any Products remaining in inventory, the Company shall cease to use any such trademarks and shall, within thirty (30) days, remove any reference to eLutions from its advertising and promotional material unless otherwise agreed by eLutions in writing.

      6.3 Trademark ownership. The Company acknowledges that the trademarks under which the Products are marketed are the property of eLutions, with the exception of the Company branding referred to Section 5.7 above.

7. Prices and Products; F.O.B. Other than the fixed prices for the initial hardware order referred to in Section 4.1, prices and Product availability may be changed by eLutions from time to time. In the event the Company sells Products without bundling them with non-Product offerings, the sale prices to the customer shall be the Retail Price set forth on Exhibit A. All prices in Exhibit A are F.O.B. eLutions' shipping point.

8.    Terms of Payment

      8.1 Terms and Condition of sales. All orders for Products are subject to appropriate credit review by eLutions' Finance Department. Orders are not considered accepted until they are acknowledged by eLutions. All orders must include a delivery schedule, adjustments to which require thirty (30) days notice. Additions to any order after thirty
            (30) days will be considered and priced as separate orders. By placing each order hereunder, the Company confirms its agreement with and acceptance of all such terms and conditions. In the event of any discrepancy between the provisions set forth herein, on the one hand, and any purchase order, order confirmation, or other communication between the parties, whether or not acknowledged by the other party, the provisions hereof shall prevail. All orders placed hereunder are binding, noncancellable, and non-refundable.

      8.2 Payment. The Company shall make payment for Products to eLutions within thirty (30) days following receipt of an invoice from eLutions. eLutions may invoice upon shipment of each order.

      8.3   Commission  on  Software.   For  all  sales  of  software   Products
            hereunder, eLutions shall pay the Company the Commission within 30 days of receipt by eLutions of payment from the customer.

      8.4 Modification of Products., eLutions will give Company no less than 30 days written notice of all engineering modifications that significantly impact Products in the Company's inventory if such changes affect form, fit or function, and if the modifications are reasonably likely to preclude or materially limit the Company's ability to sell any Products held by it once the engineering modifications are implemented.

      8.5 Return material authorization. A return material authorization will be issued by eLutions within thirty (30) days of any request for the same by the Company when required in a connection with any permitted return under this Agreement. A return material authorization will

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            only be issued during the relevant warranty period for Products with defects in manufacturing in need of repair or replacement unless otherwise specifically covered in this Agreement.

      8.6 Warranties. Limited warranties cover eLutions hardware and software Products and are described in Exhibits B and C, respectively, and such Warranties may be changed from time to time for future purchases of Products and new Products by mutual written agreement which written approval of Company shall not be unreasonably withheld.

9. Disclosure of Proprietary Information. Each party (a "Receiving Party") shall receive and use all information received by it from the other (the "Disclosing Party") in writing and marked "Proprietary", "Confidential" or the like, oral information subsequently reduced to writing and so marked, and all other confidential information and trade secrets relating to the Products and Services, including but not limited to, methods of manufacture, secret processes, price lists and customer lists (hereinafter referred to as "Confidential Information"), for its internal uses relating to the promotion and sale of Products by the Company, shall not disclose such Confidential Information to any Person or Persons except for employees, contractors and third party consultants of such Receiving Party who have a need to know such information to carry out the purposes of this Agreement, and shall treat such Confidential Information with the same standard of care as the Receiving Party observes toward its own confidential information (but in no event less than a reasonable degree of care). In addition, the Company shall comply with all other confidentiality requirements imposed upon eLutions from time to time pursuant to third party agreements, as notified to the Company by eLutions from time to time.

      Notwithstanding the above, a Receiving Party shall not be liable for disclosure of any Confidential Information if the same:

            (a)   was in the public domain at the time it was disclosed;

            (b) was known to the Receiving Party prior to the time of disclosure;

            (c)   was  disclosed   with  the  prior  written   approval  of  the
                  Disclosing Party;

            (d) can be demonstrated to have been independently developed by the Receiving Party without use of information supplied by the Disclosing Party;

            (e) becomes known to Receiving Party from a source other than Disclosing Party without breach of this Agreement by the Receiving Party or breach by a third party of any legal obligation.

      All Confidential Information disclosed pursuant to this Agreement shall be and remain the property of the Disclosing Party and the Confidential Information and any copies thereof shall be promptly returned to the Disclosing Party upon written request, or destroyed at the Disclosing Party's option.

10. Initial Term; Termination.


      10.1 Term and renewal. This Agreement shall commence on the date first listed above and shall continue until the close of business on the fifth-year Anniversary of that date, (the "Initial Term") unless earlier terminated pursuant to the terms hereof. Termination of this Agreement shall no way affect the status of any orders outstanding as of the effective date of such termination.

      10.2 Termination for breach. Either eLutions or the Company may terminate this Agreement in the event of a material breach of its terms by the other party, by providing (30) days advanced written notice. In case of a material breach by either party, the party that committed the breach shall have a right to cure the breach within thirty (30) days (except in the case of a payment default by the Company, in which event the time to cure shall be five (5) days) and perform


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            under this Agreement.  In that regard, both parties acknowledge that neither party shall in any way be liable to the other for any loss, expense, or damage (including special, consequential, or incidental damages) under this Agreement or by reason of any termination of this Agreement.

      10.3 Termination for bankruptcy or insolvency. If either party files a petition in a bankruptcy or makes an assignment for the benefit of creditors or if any involuntary petition in bankruptcy or petition for an arrangement of debts is entered in a court or consented to by either of the parties or a receiver be appointed for the business of either party, or at any part thereof, and the said involuntary petition for an arrangement or appointment of a receiver is not vacated or discharged within sixty (60) days or if either party discontinues its operations for any reason whatsoever, the other party may immediately terminate this Agreement.

11. Events Following Termination.

      11.1 Obligations upon termination. Upon the expiration or termination of this Agreement for any reason, the following shall occur.

            11.1.1All rights,  licences,  privileges and obligations  granted or received by the parties under this Agreement shall immediately cease and terminate, except as specifically preserved, extended or imposed by a provision of this Section 11.

            11.1.2Following the sale or  disposition  of any Products  remaining in inventory at the time of the termination, the Company shall cease to use any such trademarks of eLutions and shall, within thirty (30) days, remove any reference to eLutions from its advertising and promotional material.

            11.1.3The Company may return all unsold  Products in accordance with
                  Section 12, only in the event of termination by the Company due to an adjudicated material breach by eLutions. In the event of termination for any other reason, eLutions shall consider in its sole discretion whether to accept return of Products (less a restocking fee).

            11.1.4The  indebtedness of either party to the other not already due shall become immediately due and payable as of the effective date of termination of this Agreement

            11.1.5The Company  shall return to eLutions  all unused  advertising and promotional materials in the possession of the Company which are not obsolete and in their original packaging and otherwise  dispose  of  as  eLutions  may  direct,  all  sales manuals, price list, data sheets, technical materials, advertising materials, and other data relating to the Products, eLutions, or eLutions' customers that may have been furnished to the Company (and shall certify such disposal to eLutions).

      11.2 Survival after termination or expiration. The obligations of eLutions and the Company under Sections 6.2, 8.1, 8 .2, 9, 11, 12, 14, and 15 shall survive termination or, expiration of this Agreement.

12. Return of Products on Termination; Upon any termination of this Agreement, the Company shall (i) if the termination was due to an adjudicated material breach by eLutions, return to eLutions any or all Products not purchased by the Company and (ii) pay eLutions as stated in paragraph 8.1 for all Products which have been sold to the Company as of effective date of termination. The Company will continue to aid in the sale of the Products to reduce the quantity of goods returned. eLutions shall pay all shipping charges on such repurchases.

      Notwithstanding the foregoing, eLutions shall be required to accept only those Products which are in the original unopened packaging, are unused and undamaged, are not out of date, and are in good merchandisable condition, after testing and inspection by eLutions.


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      No  termination  of this  Agreement  shall  affect any  obligation  of the
      Company to pay amounts due hereunder, and all such payments shall be made when due in accordance with this Agreement.

13. Special Purchases. eLutions and the Company may, at any time during the term of this Agreement, enter into separate agreements for the special purchase of the Products, including non-standard Products and Products in greater quantities than those set forth in the then current Price List, and such agreements shall be subject to all terms and conditions hereof, unless otherwise agreed in writing.

14. Governing Law and Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to its provisions concerning conflicts of law.

      The parties hereby agree that in the event any of the terms and conditions contained in this contract must be enforced by reason of any failure of observance or of performance by any of the parties hereto, in each such instance, the parties to this Agreement agree that exclusive jurisdiction and venue shall properly lie in the Circuit Court of the State of Florida, in and for Hillsborough County, Florida, or in the United States District Court for the Middle District of Florida (Tampa Division), with respect to any legal proceedings arising from this Agreement.

15. Miscellaneous.

      15.1 Relationship of Parties. The relationship between the parties hereto shall be that of independent contractors, each being in full control of its own business. Under no circumstances shall either party have the right or authority to act or make any commitment on behalf of or to bind the other or represent the other as its agent in any way. Nothing in this Agreement shall be construed as creating any rights, benefits or interests in a Person not a party to this Agreement.

      15.2 Assignment. This Agreement may not be assigned partially or completely by either party without the prior written consent of the other, which shall not be unreasonably withheld. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. For purposes hereof, the term "assign" shall include, without limitation, a merger, sale of assets or business, or other transfer or change of control by operation of law or otherwise. Notwithstanding the foregoing, eLutions may assign its rights and obligations hereunder to its parent corporation, Engage Networks, Inc.

      15.3 Authority. Both parties represent and warrant to each other that they have the right and lawful authority to enter into this Agreement for the purposes herein and that there are no other outstanding agreements or obligations inconsistent with the terms and provisions hereof.

      15.4 Entire Agreement., This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements relating thereto, whether written or oral, between the parties. Amendments to this Agreement must be in writing and signed by the duly authorized officers of the parties.

      15.5 No Implied Waivers. The failure of either party at any time to require performance by the other of any provision hereof shall not affect the right of such party to require performance at any time thereafter, nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of the provision itself.

      15.6 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.


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                                        8

      15.7 Force Majeure. Neither party shall be liable for any failure or delay in performing its obligations under this Agreement, or for any loss or damage resulting there from, due to causes beyond its control, including but not limited to, acts of God, the public enemy, riots, fires, sabotage, terrorist activity, natural catastrophes, epidemics or part unavailability. In the event of such failure or delay, the date of delivery or performance shall be extended for a period not to exceed the time lost by reason of the failure or delay; provided that the party affected by such delay is using reasonable commercial efforts to mitigate or eliminate the cause of such delay or its effects.

      15.8 Notices. Any and all notices and communications permitted or required to be given hereunder shall be deemed received: (i) upon actual delivery, if delivery is by band; or (ii) upon receipt by the transmitting party of confirmation or answer back if delivery is by facsimile; (iii) one (1) business day after delivery to a recognized national overnight courier, postage prepaid; or (iv) three (3) business days after delivery into the United States mail if delivery is by postage paid registered or certified mail with return receipt requested. Each such notice shall be sent to the respective party at the address indicated below or at any other address as the respective party may designate by notice delivered pursuant hereto.

            If to eLutions: eLutions, Inc.
                            1300 East 8th Avenue, Suite 200
                              Tampa, Florida 33605
                            Attention: Managing Director-Wireless Applications Telephone:(813) 371-5500
                            Facsimile: (813) 371-5501

            If to the Company:
                            OnScreen Technologies, Inc.
                            200 9th Avenue, North Suite 210
                            Safety Harbor, Florida 34695
                            Attention: John "JT" Thatch, CEO/President
                            Telephone: (727) 797-6664
                            Facsimile: (727) 797-7770

      15.9 DNAR, AAR. eLutions is a Nextel Data National Authorized Reseller ("DNAR") of Nextel's wireless telecommunications services. eLutions will request Nextel approval of the Company as an Associate Authorized Representative. If Nextel approves such request, the Company will be required to sign a written agreement in form and substance reasonably satisfactory to Nextel, to be bound by the provisions of eLutions' DNAR agreement with Nextel. In such event, the Company and eLutions will split DNAR proceeds generated through the Company 50150.

      15.10 Limitation of Liability. EXCEPT FOR LIABILITY UNDER SECTION 9, NEITHER PARTY, ITS AFFILIATES NOR ANY PARTNERSHIP IN WHICH ANY OF THE FOREGOING ENTITIES IS A GENERAL PARTNER SHALL BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF USE, OR INDIRECT, SPECIAL, PUNITIVE, RELIANCE, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND IN CONNECTION WITH, OR ARISING OUT OF FAILURE TO FURNISH, OR THE FURNISHING OF PRODUCTS, SERVICES, ASSISTANCE OR RECOMMENDATIONS UNDER THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR LIABILITY UNDER SECTION 9, EACH PARTY'S TOTAL LIABILITIES IN CONNECTION WITH THIS AGREEMENT, WHETHER ARISING UNDER CONTRACT OR OTHERWISE, ARE LIMITED TO THE PAYMENTS REQUIRED TO BE MADE BY THE COMPANY TO ELUTIONS UNDER THIS AGREEMENT IN THE YEAR IMMEDIATELY PRIOR TO THE CLAIM (OR, IF THE CLAIM IS MADE IN THE FIRST YEAR OF THE TERM, THE PAYMENTS REQUIRED TO BE MADE IN SUCH YEAR) SPECIFICALLY RELATING TO THE PRODUCTS AND


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eLutions, Inc.

            SERVICES DELIVERED OR TO BE DELIVERED HEREUNDER, REGARDLESS OF THE NATURE OF THE CAUSE OF ACTION ASSERTED.

      15.11 Indemnity. Each party agrees to indemnify the other party, its subsidiaries, affiliates, parent and any partnership in which any of the foregoing entities is a general partner from any actions, suits, hearings, proceedings, judgments, liabilities, damages, claims or demands (including the costs, expenses and reasonable attorney fees on account thereof) that may be made: (i) by anyone, including without limitation the indemnifying party's employees, subrogates, invitees or persons not a party hereto, for injuries to persons or damages to property including theft, as a result of, or in connection with the performance of this Agreement and directly or indirectly caused, in whole or in part, by the acts or omissions, negligent or otherwise, of the indemnifying party or a subcontractor or an agent of the indemnifying party or an employee or any one of them; or (ii) by persons furnished by indemnifying party or any subcontractors under Worker's Compensation or similar acts; or (iii) by any person not a party hereto for any breach of any provision of this Agreement by the indemnifying party unless said breach was waived in writing by the other party. In addition to these indemnity obligations, at the other party's request, the indemnifying party agrees to defend against any such liability, claim or demand. Each party agrees to notify the other party promptly of any written claims or demands which might reasonably be expected to invoke these indemnification provisions.

      15.12 Counterparts. This Agreement may be executed in one or more counterparts, including by facsimile, all of which when duly executed constitute a single document.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above set forth.

                                           ONSCREEN TECHNOLOGIES, INC.

                                           By: /s/
                                             -----------------------------------
                                             Name: John "JT" Thatch
                                             Title: CEO/Presodent
                                             Date:


                                           ELUTIONS, INC.

                                           By: /s/
                                             -----------------------------------
                                             Name: J. Michael Powell
                                             Title: Managing Director-Wireless
                                             Applications
                                             Date:


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eLutions, Inc.

EXHIBIT B


                           Limited Warranty - Hardware


1. Warranty Service:

      A. eLutions warrants its hardware products to original purchasers of the products, purchasing through eLutions or its authorized dealers, against defects in material and workmanship occurring under normal use and service from the date of purchase for a twelve (12) month period. Warranty obligations may be performed only by eLutions or its authorized representatives.

      B. eLutions will, at its election, either repair or replace, with a reasonably equivalent new or remanufactured part, any parts of the product that fail to operate properly for their intended use if such failure is due to a defect in material or workmanship. This warranty covers parts and labor.

      C. You must provide proof that you have purchased the product from eLutions or an authorized dealer to be eligible for coverage under this warranty.

2. Exclusions From Coverage: This Warranty does not apply if the product has been misused, neglected, improperly installed (including failure to use the Approved Components described in the web site listed on the reverse hereof) or maintained, and excludes damage due to repair or alteration by a party unauthorized by eLutions, or accidental or unusual deterioration or degradation of the Product or parts thereof due to a physical environment beyond the requirements of the Specifications. This Warranty does not cover normal wear and tear, defects in appearance, cosmetic scratches or other cosmetic damage to surfaces that do not inhibit proper operation of the product. For any products that fail to comply with the Warranty solely due to any defects in circuit boards supplied by third parties, eLutions shall replace such products with products from its warranty replacement inventory, but eLutions shall be otherwise relieved of remedying such products; provided, however, eLutions shall use commercially reasonable efforts to mitigate or eliminate such failures and to remedy such failures.

3. Limitations: ELUTIONS IS NOT RESPONSIBLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM BREACH OF ANY EXPRESS OR IMPLIED WARRANTY, INCLUDING
DAMAGE TO PROPERTY AND, TO THE EXTENT PERMITTED BY LAW, DAMAGES FOR PERSONAL INJURY. THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND HEREBY EXPRESSLY LIMITS ANY SUCH OTHER WARRANTIES TO THE TERMS AND CONDITIONS OF THIS WARRANTY.

SOME STATES DO NOT ALLOW LIMITATION OF IMPLIED WARRANTIES, OR THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATIONS OR EXCLUSIONS MAY NOT APPLY TO YOU.

4. Legal Rights: This Warranty gives you specific legal rights, and you may also have other rights which vary from State to State.

5. Contact Information: To obtain warranty information, contact an eLutions service representative at 1-888-349-4338


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                                       11

                           LIMITED WARRANTY -HARDWARE
                                   (continued)

Installation and Usage Requirements

BOX CONTENTS
[varies according to hardware product]

ONLINE
Documentation

Additional copies of Installation Guides and Configuration Guide can be downloaded (at no charge) online at www.elutions.com/wireless.

REQUIRED COMPONENTS
[varies according to hardware product]

CONFIGURATIONS AND REQUIRED COMPONENTS:
[varies according to hardware product]


How to Order:

To place an order, please go to www.elutions.comlwireless or contact eLutions' Wireless Support Center at 1-888-349-4338.



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eLutions, Inc.

                                    EXHIBIT C

                           LIMITED WARRANTY - SOFTWARE

Media. eLutions warrants that the encasements or other media in which the Licensed Software and Software Documentation are delivered by eLutions to Licensee will be free of defects in material and workmanship. eLutions will provide a replacement of any such media that does not comply with the warranties set forth in this Section, provided that Licensee gives eLutions written notice of such noncompliance within ninety (90) days after eLutions' delivery of the non-complying media to Licensee.

Performance. eLutions warrants to Licensee that for a period of one (1) year after purchase of the initial Licensed Software, the Licensed Software will perform in all material respects the functions described in the applicable Software Documentation when operated in accordance with the applicable Software Documentation. eLutions will use commercially reasonable efforts to correct any Licensed Software that does not comply with the warranties set forth in this Section (e.g., by the provision of an enhancement to any non-complying eLutions Licensed Software); provided that Licensee gives eLutions written notice of the non-compliance within sixty (60) days after learning of such non-compliance.

Exclusions. eLutions' warranties do NOT apply to any non-compliance resulting from any: (i) items furnished by Licensee or any third party; (ii) use not in accordance with the applicable Software Documentation; (iii) modification, damage, misuse or other action of any third party; (iv) combination with any goods, services or other items provided by Licensee or any third party; or (v) any failure of Licensee to comply with any applicable Software Documentation. eLutions does NOT warrant that the Licensed Software or Software Documentation is free from bugs, errors, defects or deficiencies.

DISCLAIMER NO CONSEQUENTIAL DAMAGES. THE WARRANTIES AND REMEDIES SET FORTH HEREIN ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES OF ELUTIONS AND REMEDIES OF LICENSEE OR USERS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ERROR, DEFECT, DEFICIENCY OR NON-COMPLIANCE ACTUAL OR ALLEGED IN ANY SERVICES, LICENSED SOFTWARE, SOFTWARE DOCUMENTATION, THIRD PARTY SOFTWARE, DESIGNATED SYSTEM OR OTHER DELIVERABLE UNDER THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT AND ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE). ELUTIONS WILL NOT BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT, PUNITIVE, OR SIMILAR DAMAGES OR FOR ANY LOSS OF PROFIT, REVENUE, BUSINESS, OR USE.


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eLutions, Inc.



                                       13